SUPPLEMENT TO FIDELITY'S TARGETED
INTERNATIONAL EQUITY FUNDS
DECEMBER 30, 1997 PROSPECTUS
The following information replaces similar information found in the "Charter" section beginning on page P-29:
Thierry Serero is manager of Europe, which he has managed since October 1998. Previously, he managed other portfolios for Fidelity International Limited (FIL). Since joining Fidelity in 1994, he has worked as a portfolio assistant, manager and associate director of research.
William J. Kennedy is associate manager of Pacific Basin, which he has managed since October 1998. Since joining Fidelity in 1994, he has been an international research analyst.
Brenda A. Reed is associate manager of Japan, which she has managed since October 1998. She also manages other Fidelity portfolios. Since joining Fidelity in 1992, Ms. Reed has worked as an analyst and manager.
The following information replaces similar information found in the "Charter" section beginning on page P-29:
Frederic Gautier is manager of United Kingdom, which he has managed since August 1998. He is also an associate director of research and a portfolio manager for Fidelity International Limited (FIL). Mr. Gautier joined Fidelity as an analyst in 1994, after receiving his MBA from the European Institute of Business Administration (INSEAD) in France.
The following information replaces similar information found in the "Charter" section beginning on page P-29:
Bob Haber is manager of Canada, which he has managed since July 1998. Previously, he managed several other Fidelity funds. Mr. Haber joined Fidelity in 1985. Currently, he is a director of U.S. integrated research and chief investment officer for Fidelity Investments Canada Limited.
Stephen Binder is associate manager of Canada, which he has managed since July 1998. Previously, he managed other Fidelity funds. Since joining Fidelity in 1989, Mr. Binder has worked as an analyst and manager.
ON JUNE 18, 1998, FIDELITY EUROPE CAPITAL APPRECIATION FUND'S BOARD OF TRUSTEES AUTHORIZED WAIVING THE 3% SALES LOAD UNTIL DECEMBER 31, 1998. The following information replaces similar information found on the cover of the prospectus.
Fidelity France Fund 345 FRANX
Fidelity Japan Fund 350 FJPNX
The following information replaces similar information found in the "Charter" section on page P-29:
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
The following information replaces similar information found in the "Charter" section on page P-30:
Trygve Toraasen is manager of Nordic, which he has managed since June 1998. Previously, he was associate manager for the fund since October 1997. Mr. Toraasen joined Fidelity in 1994 as a research analyst, after receiving his MSBA from the University of Southern California. The following information replaces similar information found in the "Investment Principles and Risks" section on page P-32:
In addition, a small number of companies represent a large percentage of the market. For example, as of March 31, 1998, Hong Kong & Shanghai Banking Corporation (HSBC), the largest company traded in the Hong Kong market, represented approximately 20% of the market's total capitalization, and the ten largest companies traded in the Hong Kong market represented approximately 57% of the market's capitalization. As of May 27, 1998, HSBC represented approximately 23% of the fund's portfolio.
The following information replaces similar information found in the "Charter" section beginning on page P-29:
Alexandra Edzard is manager of Germany and France, which she has managed since September 1996 and May 1998, respectively. Ms. Edzard joined Fidelity International, Limited as an analyst in 1994. Previously, she was an investment officer for Deutsche Bank AG, in London, from 1991 to 1994.
The following information replaces similar information found in the "Performance" section beginning on page P-21:



FISCAL YEARS ENDED OCTOBER 31  AVERAGE ANNUAL TOTAL RETURNS  CUMULATIVE TOTAL RETURNS
                               PAST 1 YEAR   PAST 5 YEARS     LIFE OF FUND    PAST 1 YEAR      PAST 5 YEARS    LIFE OF FUND

HONG KONG AND
CHINA FUNDG                    -13.36%       N/A              6.06%              -13.36%       N/A             12.48%

HONG KONG AND
CHINA FUND (LOAD ADJ.A)        -15.96%       N/A              4.45%              -15.96%       N/A             9.11%

HANG SENG INDEX                -12.53%       N/A              7.26%              -12.53%       N/A             15.05%


   The following information replaces similar information found in the "Performance" section on page P-25:
YEAR-BY-YEAR TOTAL RETURNS

CALENDAR YEARS                                                         1996

HONG KONG AND CHINA FUND                                               40.99%

HANG SENG INDEX                                                        37.50%

CONSUMER PRICE INDEX                                                   3.32%


The following information replaces similar information found in the "Performance" section on page P-28:
(small solid bullet) Southeast Asia Fund is compared to the Lipper Pacific ex-Japan Funds Average, which reflects the performance of 76 funds investing in the Pacific region excluding Japan.